21Shares Canton Network ETF (TCAN) Listed on The Nasdaq Stock Market, LLC Summary Prospectus April 3, 2026 www.21shares.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated April 3, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.21shares.com. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The 21Shares Canton Network ETF (the “Fund”) seeks investment results, before fees and expenses, that correspond to the price performance of Canton Coin (“CC”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses1.2	0.50%

1.Estimated for the Fund’s initial fiscal year.
2.Teucrium Investment Advisors, LLC (the “Adviser”), the Fund’s investment adviser, also serves as the investment adviser to the Subsidiary, (defined below), and provides the Subsidiary with the same type of management services, under essentially the same terms, as it provides the Fund. The Adviser has agreed to waive the management fee of 0.50% to be paid by the Subsidiary. This waiver will continue in effect for so long as the Fund invests in the Subsidiary, and at least through April 3, 2027. This waiver may be terminated only with the approval of the Fund’s Board of Directors.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$51	3 Years	$160
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies
The Fund seeks to achieve its investment objective primarily by investing in CC and other instruments that provide exposure to CC. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in CC and other instruments that provide exposure to or produce returns consistent with the price performance of CC.
CC is a utility token used to pay traffic fees for using the Canton Network. The Canton Network is a public, permissionless blockchain with privacy features designed to work on a large scale. Unlike traditional public blockchains, the Canton Network operates as a “network of networks,” where independently governed applications interoperate securely through decentralized public infrastructure called the Global Synchronizer. Institutions and a fast-growing builder community create applications on the Canton Network to transact and synchronize assets and data atomically (i.e., completed and settled in a single action), 24 hours a day.
In addition, no less than 40% of the Fund’s assets will be invested in exchange-traded products (“ETPs”) that hold CC directly, including non-U.S. ETPs, and exchange-traded funds (“ETFs”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that provide exposure to or produce returns consistent with the price performance of CC (the ETPs and ETFs, together, are referred to as the “CC ETFs”).
•ETPs. ETPs in which the Fund may invest are designed to provide exposure to the performance of the CC and either hold the CC directly or are fully secured by holdings of CC. The Fund may invest in U.S. ETPs or non-U.S. ETPs. The U.S. ETPs generally issue shares of beneficial interest that derive their value from exposure to CC. Each non-U.S. ETP will generally be structured as an exchange-traded note, and issue bonds that are collateralized by the respective amount of units of the CC. The non-U.S. ETPs in which the Fund may invest will be listed on a European exchange and domiciled in Europe, including the United Kingdom and Channel Islands, such as the 21Shares Canton Network ETP. ETPs are not registered under the 1940 Act, and thus do not provide shareholders with the protections afforded by the 1940 Act. As of the date of this Prospectus, there are no U.S. ETPs that intend to hold CC directly.
•ETFs. The Fund may invest in ETFs that are registered under the 1940 Act that provide exposure to the CC. ETFs are a type of open-end fund, shares of which are traded on a national securities exchange. ETFs may hold the CC directly, or may invest in derivatives instruments that provide exposure to the CC. As of the date of this Prospectus, there are no ETFs that intend to hold CC directly.
There can be no guarantee that such a strategy will produce the desired results or that any CC ETFs will provide returns that closely correlate to those produced by CC. Generally, CC ETFs are subject to certain implementation costs and expenses not applicable to direct investments in CC that will cause the returns of CC ETFs to differ from those of direct investments in CC. Additionally, the ability to trade CC 24 hours a day may give rise to differences in returns of CC ETFs that trade during standard market hours.
All CC held by the Fund, including those held by the Subsidiary, will be held in the custody of BitGo Bank & Trust, National Association (“BitGo”), the Fund’s crypto custodian (the “Crypto Custodian”).
The Fund may invest in ETPs, ETFs or other products managed by, sponsored by, or otherwise associated with 21Shares US LLC (the “Sub-Adviser”). Other ETPs or ETFs in which the Fund may invest can be expected to incur fees and expenses for operations, such as management and administration fees, which would be in addition to those incurred by the Fund, and which, with respect to ETPs or ETFs managed or sponsored by the Sub-Adviser, will be received in full or in part by the Sub-Adviser. Therefore, when choosing among potential ETPs or ETFs, the Sub-Adviser faces a conflict of interest because it will receive additional fees when the Fund invests in ETPs or ETFs that the Sub-Adviser manages or sponsors.
The Fund expects to invest in CC and certain CC ETFs primarily indirectly through a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to CC within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in certain investments that do not generate qualifying income for tax purposes. The Subsidiary, which is also managed by the Adviser, has the same investment objective as the Fund, but it may invest in certain investments, such as CC, to a greater extent than the Fund. Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary. Because the Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary generally will be limited to 25% of the Fund’s total assets, tested at the end of each fiscal quarter, which is one of the requirements for satisfying the “Asset Diversification Test” as described more fully in “Federal Income Taxes” of the Fund’s Statement of Additional Information (“SAI”).
The Fund may engage in reverse repurchase agreements, a form of borrowing, on government securities, investment grade corporate securities or similar transactions.
The Fund is classified as a “non-diversified” investment company under the 1940 Act, and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund.

Additional Information about the ETPs
The Fund may invest in ETPs that are designed to provide exposure to the performance of CC and are fully secured by holdings of CC. Each non-U.S. ETP issues bonds that are collateralized by the respective amount of units of CC. The issuer shall at any given time procure in relation to issued bonds that it holds such amount of the underlying CC equal to or exceeding the aggregate claims of the bondholders, expressed as a number of units of CC. The value and performance of the bonds materially depend on the value and performance of the issuer’s holdings of CC. Based on the non-U.S. ETPs’ payment and delivery obligations to bondholders, the bonds are expected (subject to the deduction of any fees and costs) to track the performance of CC nearly 1:1.
An investor cannot purchase the bonds issued by non-U.S. ETPs directly from the issuer in the primary market. Initially, in the primary market, the bonds may only be subscribed for or purchased by authorized participants (“APs”). Once the bonds issued by non-U.S. ETPs have been subscribed for or purchased in the primary market, investors may purchase the bonds in the secondary market from any person on an anonymous basis (i) via the relevant stock exchange (in case of bonds admitted to trading on a stock exchange) or (ii) over the counter.
The value of shares of an ETP may not directly correspond to the price of CC and is highly volatile. The price of an ETP may go down even if the price of the underlying asset, CC, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.
Each ETP is a passive investment vehicle that does not seek to generate returns beyond tracking the price of CC. This means the ETP sponsor does not speculatively sell CC at times when its price is high or speculatively acquire CC at low prices in the expectation of future price increases. The ETPs will not utilize hedging, leverage, derivatives, or any similar arrangements in seeking to meet their investment objective. Each ETP’s custodian will keep custody of the ETP’s CC and will keep all the private keys associated with such ETP’s CC held by the custodian in “cold storage.” “Cold storage” is a safeguarding method by which the private keys corresponding to the particular ETP’s CC are generated and stored in an offline manner using computers or devices that are not connected to the internet, which is intended to make them more resistant to hacking.
The Canton Network and CC
CC is a digital asset that is generated and exchanged through the operations of the Canton Network, a public-permissioned blockchain network designed to combine privacy, regulatory compliance and composability within a single system. The Canton Network is not owned or controlled by any one entity, although its initial development was spearheaded by Digital Assets Holdings, LLC (“Digital Assets”) and is now supported by a consortium of independent institutions and governed on a day-to-day basis by a specialized subset of invitation-only validators that collectively maintain the consensus infrastructure of the network (“Super Validators”), the Canton Foundation, and the Global Synchronizer Foundation, an entity facilitated by the Linux Foundation. The Canton Network’s infrastructure is maintained by a set of Super Validators, validators and application providers who aid in maintaining and expanding the network.
The Canton Network provides a platform for participants to exchange tokens of value, called CC, which are recorded on synchronized, shared ledgers. CC can be used to pay network transaction fees, to reward validators and application providers and as an optional settlement medium across institutional-grade decentralized applications. CC uses a burn-and-mint mechanism that ties token supply directly to network activity. As users pay fees in CC (denominated in U.S. dollar value), tokens are burned; conversely, new CCs are minted periodically to reward Super Validators, validators and application providers. This model seeks to stabilize token value through organic network demand that aligns issuance with actual usage rather than artificial scarcity.
The Canton Network occupies the intersection of enterprise blockchain infrastructure and institutional decentralized finance. The Canton Network is a network of networks that bridges tokenized real-world assets with on-chain capital markets through its decentralized operability layer, the Global Synchronizer. The Canton Network is distinguished by its ability to deliver privacy-preserving interoperability at scale. This governance model ensures neutrality, a critical differentiator in institutional contexts where trust and transparency outweigh yield incentives. While other networks experiment with privacy via zero-knowledge proofs or private subnets, the Canton Network achieves configurable, per-transaction visibility without relying on complex cryptographic layers, enabling deterministic compliance and composable settlement across applications.
The Canton Network uses a Byzantine Fault Tolerance (“BFT”)-style two-thirds majority ordering consensus built around the Global Synchronizer and run by a consortium of Super Validators, rather than an open, permissionless validator set. This design is aligned with the Canton Network’s understanding that institutions want deterministic finality, predictable governance, and auditability, all of which are easier to achieve with a BFT committee drawn from known entities rather than with a fully open validator market.
The CC blockchain protocol was initially developed by Digital Assets. In 2023, the Canton Network was launched in collaboration with a consortium of global banks and financial institutions. In 2024, the Canton Network’s main blockchain officially launched and became operational, following years of extensive institutional pilots. While Digital Assets provided the technical foundation and launch support for the Canton Network, the Canton Foundation now oversees governance and ecosystem growth. This transition from a corporate developer to a neutral, non-profit entity underpins the Canton Network’s move toward decentralized stewardship. Digital Assets continues to contribute code and maintenance alongside other independent contributors and Super Validators.
The Canton Network uses an earned, activity-gated issuance model. At the highest level, the system allows up to 100 billion CC to be minted over the first ten years of the Global Synchronizer’s operation, with issuance pre-split with 50% to infrastructure providers (Super Validators and validators) and 50% to application providers. After ten years, issuance tapers to a steady 2.5 billion CC tokens per year, of which 75% is for application providers and 25% is for infrastructure providers. CC tokens are most often used for rewarding validators and application providers, paying network transaction fees, and as an optional settlement medium across institutional-grade decentralized applications.
Principal Investment Risks
CC is a relatively new investment. It is subject to unique and substantial risks and historically has been subject to significant price volatility. The value of an investment in the Fund could decline significantly and without warning, including to $0. You should be prepared for the possibility of losing your entire investment. The performance of ETPs and ETFs, and, therefore, the performance of the Fund, may differ significantly from the performance of CC.
An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency, the Adviser, Sub-Adviser or any of their affiliates.
The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your money invested in the Fund. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return, and/or ability to meet its investment objective.
•Crypto Asset Risk. The Fund’s performance is subject to the risks of the crypto assets industry. The trading prices of many crypto assets, including CC, have experienced extreme volatility and may do so in the future. Extreme volatility in the future, including declines in the trading prices of CC, could have a material adverse effect on the value of the Fund’s Shares and the Shares could lose all or substantially all of their value. The value of the Shares is subject to a number of factors relating to the fundamental investment characteristics of CC as a crypto asset, including the fact that crypto assets are bearer instruments and loss, theft, destruction, or compromise of the associated private keys could result in permanent loss of the asset, and the capabilities and development of blockchain technologies. Crypto assets represent a new and rapidly evolving industry, and the value of the Fund’s Shares depends on the acceptance of CC. Changes in the governance of a crypto asset network may not receive sufficient support from users and miners, which may negatively affect that crypto asset network’s ability to grow and respond to challenges. An investor should be prepared to lose the full principal value of their investment suddenly and without warning.
A number of factors may affect the price and market for CC.
◦Supply and Demand. It is believed that speculators and investors who seek to profit from trading and holding crypto assets currently account for a significant portion of demand for any crypto asset. Such speculation regarding the potential future appreciation in the price of CC may artificially inflate or deflate the price of CC. Market fraud and/or manipulation and other fraudulent trading practices, such as the intentional dissemination of false or misleading information (e.g., false rumors) can, among other things, lead to a disruption of the orderly functioning of markets and significant market volatility and cause the value of crypto asset futures to fluctuate quickly and without warning.
◦Adoption and Use of Crypto Assets. Crypto assets and crypto-related investments are relatively new investments, and the continued adoption of the relevant crypto asset will require growth in its usage as a means of payment or for recordkeeping. Even if growth in crypto asset adoption continues in the near or medium-term, there is no assurance that crypto asset usage will continue to grow over the long-term. A contraction in the use of a crypto asset may result in a lack of liquidity, increased volatility in, and a reduction in the price of the crypto asset.
Many digital asset networks face significant scaling challenges and are being upgraded with various features designed to increase the speed of digital asset transactions and the number of transactions that can be processed in a given period (known as “throughput”). These attempts to increase the volume of transactions may not be effective, and such upgrades may fail, resulting in potentially irreparable damage to a crypto asset’s network and the value of the crypto asset.
◦Risk Factors Related to the Regulation of Crypto Assets. A final determination by a court that CC is a “security” may adversely affect the value of CC and the value of the Fund’s shares.
Depending on its characteristics, a crypto asset may be considered a “security” under the federal securities laws. The test for determining whether a particular crypto asset is a “security” is complex and difficult to apply, and the outcome is difficult to predict. Public, though non-binding, statements by senior officials at the SEC have indicated that the SEC did not consider bitcoin or ether to be securities and does not currently consider bitcoin to be a security. The SEC staff has also provided informal assurances via no-action letters to a handful of promoters that their digital assets are not securities.
On the other hand, the SEC has brought enforcement actions against the issuers and promoters of several other crypto assets on the basis that the crypto assets in question are securities. More recently, the SEC has also brought enforcement actions against various crypto asset trading platforms for allegedly operating unregistered securities exchanges on the basis that certain of the crypto assets traded on their platforms are securities. For example, in June 2023, the SEC brought a complaint against Coinbase (the “Coinbase Complaint”) alleging violations of a variety of securities laws. In its complaint, the SEC asserted that Solana is a security under the federal securities laws. In February 2025, the SEC dismissed the Coinbase Complaint.
If an appropriate court determines that CC is a security, the Adviser would not intend to permit the Fund to continue holding its investments in a way that would violate the federal securities laws.
◦Largely Unregulated Marketplace. Crypto asset trading venues are relatively new and, in most cases, largely unregulated. As a result of this lack of regulation, individuals or groups may engage in insider trading, fraud, or market manipulation with respect to crypto assets. Such manipulation could cause investors in crypto assets to lose money, possibly the entire value of their investments. Additionally, some digital asset trading platforms may not operate in compliance with applicable law, and such non-compliance may cause such platforms to close operations in certain jurisdictions and/or be the subject of regulatory investigations.
Crypto asset trading venues are not subject to the same regulations as regulated securities or futures exchanges. Crypto asset trading venues that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. As a result, markets for crypto assets may be subject to manipulation or fraud and may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Investors in crypto assets may lose money, possibly the entire value of their investments.
Over the past several years, a number of crypto asset trading venues have been closed due to fraud, failure, or security breaches. The nature of the assets held at crypto asset trading venues makes them appealing targets for hackers, and a number of digital asset trading venues have been victims of cybercrimes and other fraudulent activity. These activities have caused significant, and in some cases total, losses for crypto investors. Investors in crypto assets may have little or no recourse should such theft, fraud, or manipulation occur. There is no central registry showing which individuals or entities own crypto assets or the quantity of crypto assets that are owned by any particular person or entity. There are no regulations in place that would prevent a large holder or a group of holders from selling their crypto assets, which could depress the price of the applicable crypto asset, or otherwise attempting to manipulate the price of the crypto asset. Events that reduce user confidence in a crypto asset, the applicable blockchain, and the fairness of crypto asset trading venues could have a negative impact on the price of CC and the value of an investment in the Fund.
If the crypto asset trading venues become subject to onerous regulations or are subject to enforcement actions by regulatory authorities (including FinCEN, the SEC, the CFTC, Financial Industry Regulatory Authority (“FINRA”), the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the Internal Revenue Service (the “IRS”), the Office of the Comptroller of the Currency, the FDIC, the Federal Reserve, and state financial institution regulators), among other things, trading in CC may be concentrated in a smaller number of trading venues, which may materially impact the price, volatility, and trading volumes of CC. Additionally, the trading venues may be required to comply with tax, anti-money laundering, know-your-customer and other regulatory requirements, and compliance and reporting obligations that may make it more costly to transact in or trade CC (which may materially impact price, volatility, or trading of CC more generally). Each of these events could have a negative impact on the value of an investment in the Fund.
The trading of crypto assets is fragmented across numerous trading venues. The fragmentation of the volume of crypto asset transactions across multiple trading venues can lead to higher volatility than would be expected if volume was concentrated in a single trading venue. Market fragmentation and volatility increase the likelihood of price differences across different trading venues.
◦Cybersecurity Risk. Blockchain technology and network functionality rely on the Internet. A significant disruption or interruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies and the price of crypto assets. In addition, certain features of blockchain technology, such as decentralization, open-source protocol, including the code of smart contracts running on a blockchain, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response. Cybersecurity exploitations or attacks against entities that custody or facilitate the transfers or trading of a crypto asset could result in a significant theft of the crypto asset and a loss of public confidence, which could lead to a decline in the value of the crypto asset and, as a result, adversely impact the Fund’s investment in CC. Additionally, if a malicious actor or botnet (i.e., a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains control of more than 50% of the processing power of a crypto asset’s network, such actor or botnet could alter the blockchain and adversely affect the value of the crypto asset, which would adversely affect the Fund’s investment in CC.
◦Forked Asset Risk. Crypto asset networks operate using open-source protocols, meaning that any user can download the software, modify it, and then propose that the users and validators adopt the modification. When a modification is introduced and a substantial majority of users and validators consent to the modification, the change is implemented, and the network remains uninterrupted. However, if less than a substantial majority of users and validators consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “hard fork” of a crypto asset network, with one group running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of a crypto asset network running in parallel, yet lacking interchangeability. For example, in August 2017, Bitcoin “forked” into Bitcoin and a new digital asset, Bitcoin Cash, as a result of a several-year dispute over how to increase the rate of transactions that the Bitcoin network can process.
Forks may also occur as a network community’s response to a significant security breach. For example, in June 2016, an anonymous hacker exploited a smart contract running on the Ethereum Network to siphon approximately $60 million of ether held by The DAO, a distributed autonomous organization, into a segregated account. In response to the hack, most participants in the Ethereum community elected to adopt a “fork” that effectively reversed the hack. However, a minority of users continued to develop the original blockchain, now referred to as “Ethereum Classic,” with the digital asset on that blockchain now referred to as Ether Classic, or ETC. ETC now trades on several digital asset trading platforms. A fork may also occur as a result of an unintentional or unanticipated software flaw in the various versions of otherwise compatible software that users run. Such a fork could lead to users and validators abandoning the digital asset with the flawed software. It is possible, however, that a substantial number of users and validators could adopt an incompatible version of the digital asset while resisting community-led efforts to merge the two chains. This could result in a permanent fork, as in the case of ether and Ether Classic.
In addition, many developers have previously initiated hard forks in the blockchain to launch new digital assets, such as Bitcoin Gold and Bitcoin Diamond. To the extent such digital assets compete with CC, such competition could impact demand for CC and could adversely impact the value of the Fund’s shares.
Furthermore, a hard fork can lead to new security concerns. For example, when the Ethereum and Ethereum Classic networks split in July 2016, replay attacks, in which transactions from one network were rebroadcast to nefarious effect on the other network, plagued digital asset trading platforms through at least October 2016. A digital asset trading platform announced in July 2016 that it had lost 40,000 Ether Classic, worth about $100,000 at that time, as a result of replay attacks. Another possible result of a hard fork is an inherent decrease in the level of security due to significant amounts of mining/validating power remaining on one network or migrating instead to the new forked network. After a hard fork, it may become easier for an individual validator or validator pool’s power to exceed levels necessary to execute an attack on the network.
A future fork in the Canton Network could adversely affect the value of the Fund’s shares.
◦“Attack” Risk. All networked systems are vulnerable to various kinds of attacks. A blockchain may be vulnerable to several types of attacks, including:
▪a “33% attack,” where, if a validator or group of validators were to gain control of more than 33% of the total staked crypto asset on the applicable blockchain, a malicious actor could temporarily impede or delay block confirmation or even cause a temporary fork in the blockchain.
▪a “50% attack” where, if a validator or group of validators acting in concert were to gain control of more than 50% of the staked crypto asset, a malicious actor would be able to gain full control of the blockchain and the ability to manipulate the blockchain on a forward-looking basis, including censoring transactions following the achievement of threshold, double-spending and fraudulent block propagation, while the attacker maintains the threshold. In theory, the minority non-attackers might reach social consensus to reject blocks proposed by the malicious majority attacker, reducing the attacker's ability to engage in malicious activity, but there can be no assurance this would happen or that non-attackers would be able to coordinate effectively.
▪a “>66% attack,” where, if a validator or group of validators acting in concert were to gain control of more than 66% of the total staked CC on the blockchain, a malicious actor could permanently and irreversibly manipulate the blockchain, including censorship, double-spending, and fraudulent block propagation, both on a forward- and backward-looking basis. The attacker could unilaterally finalize their preferred chain without the votes of any other stakers and could also reverse past finalized blocks.
Further, smart contracts on the network may create systemic risk for the price of a crypto asset in the event of an exploit. If a significant portion of a crypto asset is held by a small number of holders sometimes referred to as “whales,” these holders have the ability to manipulate the price of the crypto asset.
◦Crypto Asset Tax Risk. Current IRS guidance indicates that convertible virtual currency, defined as a digital representation of value that functions as a medium of exchange, a unit of account, and/or a store of value that has an equivalent value in real currency, or that acts as a substitute for real currency, should be treated and taxed as property, and that transactions involving the payment of convertible virtual currency for goods and services should be treated as barter transactions. While this treatment allows for the possibility of capital gains treatment, it creates a potential tax reporting requirement in any circumstance where the ownership of convertible virtual currency passes from one person to another, usually by means of convertible virtual currency transactions (including off-blockchain transactions), which could discourage the use of digital assets as a medium of exchange, especially for a holder of digital assets that have appreciated in value.
•CC Investing Risk. The Fund is subject to the risks of investing in CC directly and indirectly through its investments in the CC ETFs that obtain exposure to CC and other assets that provide exposure to CC. CC is subject to a variety of risks stemming from the structure, operation and governance of the Canton Network.
◦Permissioned Network and Limited Accessibility Risk. The Canton Network operates as a permissioned blockchain, where only approved institutional participants can validate transactions, operate nodes, or deploy applications. This architecture may restrict open participation and limit network composability, as compared with permissionless systems like Ethereum or Solana. Users and independent developers cannot directly build on or access the network, creating a closed ecosystem reliant on institutional collaboration. This approach may slow network effects, developer innovation, and liquidity growth over time. If permissioned institutional interest weakens, users consolidate, or participants face regulatory headwinds, CC’s utility and transaction volume could stagnate, constraining token demand and ecosystem expansion.
◦Validator and Infrastructure Concentration Risk. The Canton Network’s security and performance currently depend on Super Validators, which are coordinated by the Global Synchronizer Foundation. Super Validators are primarily banks, custodians, validator-as-a-service vendors and infrastructure partners. Although the Super Validator approach structure promotes accountability and streamlines compliance efforts, it creates operational and concentration risk. For example, outages, potential regulatory actions, or coordinated exits by a few Super Validators could disrupt network operations. Also, because onboarding new Super Validators requires governance approval, the Canton Network does not have the operational resilience of a more decentralized network’s validator platform.
◦Governance and Centralization Risk. The Canton Network’s governance is committee-driven, with a two-thirds Super Validator majority needed for protocol upgrades, membership decisions, and determining minting parameters. There is no token-holder voting or community proposal system, meaning governance power is concentrated within a small institutional group. This centralized structure may limit transparency and stakeholder accountability. In practice, the institutions earning the largest share of early token rewards also control network decisions, which may lead to self-interested actions by early participants and those maintaining the network. While maturation of the network may lead to broader participation, the timing and extent of this decentralization remain uncertain.
◦Token Liquidity and Market Dynamics Risk. CC has limited trading history on public markets, and its future liquidity conditions are unknown. With few exchange listings, market depth, or a transparent liquidity plan, early trading could be highly volatile. Thin liquidity, combined with concentrated ownership among early validators and application providers, raises the risk of severe price dislocations or coordinated exits. Furthermore, there may be limited visibility into any potential market-making arrangements, which could decrease token value and credibility. Until sufficient market data emerges, CC’s true price discovery, investor participation, and stability remain highly speculative.
◦Operational and Jurisdictional Risk. Because the Canton Network’s validator set and governance are composed of identifiable institutions operating in either the U.S. or EU, the network is exposed to regulatory and geopolitical pressures. Participants may be required to comply with sanctions laws, data residency rules, or financial reporting obligations that could fragment network activity. In an adverse scenario, such as increased regulatory scrutiny or reporting obligations, validators may geofence or withdraw, impairing network interoperability. Moreover, as a consortium-led infrastructure, the Canton Network’s performance depends on sustained coordination among participants with differing regulatory regimes, business priorities, and risk appetites.
◦Short Operating History and Adoption Risk. The Global Synchronizer MainNet launched in mid-2024, meaning the Canton Network lacks a long-term performance record. Key technical assumptions, such as validator coordination, uptime, and failover reliability - remain largely untested. Adoption of tokenized assets, institutional settlement, and decentralized finance (DeFi) integration also remains early. If application throughput and transaction volume fail to scale to the level required to balance the burn–mint equilibrium, CC may face mild structural inflation, putting downward pressure on value. Until the Canton Network demonstrates sustained transaction demand and diversified validator participation, it is subject to elevated execution risk.
◦Reputation and Market Perception Risk. The Canton Network benefits from relatively strong institutional credibility due to its backers, which include major banks, custodians, and technology partners, but public recognition of the project and its token remains limited. Retail investors, who often drive early liquidity and market sentiment for new digital assets, have relatively little familiarity with the Canton brand or its purpose within the broader crypto ecosystem. This disconnect between institutional reputation and retail awareness could weigh on price discovery once trading begins. Without active community engagement or retail participation, CC may experience low trading volumes, limited exchange coverage, and reduced speculative interest, all of which could suppress market momentum. Moreover, the perception that the Canton Network is an “enterprise-only” or closed system could limit interest from retail participants, reinforcing illiquidity and price stagnation.
◦Smart-Contract and Daml Execution Risk. Applications on the Canton Network are built using Daml, a specialized smart-contract language designed for privacy, determinism, and regulatory compliance. While Daml benefits from strong formal verification, it has not yet been extensively tested in large-scale, real-world financial environments. Daml’s limited operational history introduces uncertainty about its performance and security under heavy institutional workloads. Even widely used smart-contract languages such as Solidity, which powers Ethereum, have repeatedly shown vulnerabilities that have led to significant losses from contract exploits and logic flaws. Because Daml operates across interconnected private ledgers, any undetected error or bug could disrupt settlement processes or expose sensitive transaction data. With limited public audits and bug-bounty programs, the Canton Network faces elevated execution risk until Daml proves resilience under sustained production use.
•Risks Related to the Regulation of CC. The Canton Network’s regulatory environment is also evolving and uncertain. The Canton Network was designed to avoid speculative token issuance and reduce regulatory friction, including under the EU’s Markets in Crypto-Assets (“MiCA”) regulation. However, its focus on financial institutions, banks and central securities depositories creates exposure to know-your-customer, anti-money laundering, sanctions screening and data residency regulations and requirements. Because the Global Synchronizer and Super Validators operate within a permissioned framework, regulatory exposure exists primarily at the operator level rather than the tokenholder level. Thus, if EU or U.S. regulators were to tighten rules on intra-institutional tokenized transfers or on publicly visible fee and reward data, the Super Validators who operate the Global Synchronizer are the first entities regulators would contact.
•CC Exposure Risk. The Fund expects to have significant exposure to CC. As a result, the Fund’s performance may be disproportionately and significantly impacted by the poor performance of CC or events materially affecting the CC ecosystem. The Fund’s significant exposure to CC makes it more susceptible to any single occurrence affecting CC or CC-related investments and may subject the Fund to greater market risk than more diversified funds.
The remaining principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds.
•Active Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s and Sub-Adviser’s success or failure to implement strategies for the Fund. The Fund invests in complex instruments (each described below), including swap agreements and futures contracts. Such instruments may create enhanced risks for the Fund, and the Adviser’s and Sub-Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in managing such instruments. In addition, the Adviser’s and Sub-Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
•Cash Transaction Risk. The Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s net asset value (“NAV”). Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur certain costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV if not offset by an AP transaction fee.
•CC ETF Investing Risk. Issuer-specific attributes related to CC ETFs in which the Fund may invest may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or asset or particular type of security or asset may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. When the Fund invests in CC ETFs it will incur costs associated with such funds, including management fees and fees and expenses borne by shareholders of such CC ETFs. The value of shares in a CC ETF may not replicate the performance of CC and the Fund’s investments in the CC ETFs will not perform exactly the same as the Fund’s direct investments in CC. To the extent the Fund invests in a CC ETF that is sponsored by an affiliate of the Sub-Adviser (“Sponsored CC ETF”), such investments create potential conflicts of interest, including but not limited to: (i) the Adviser has an incentive to use the Sponsored CC ETF to generate additional management fees for its affiliates; and (ii) the Adviser may have an incentive to allocate more of the Fund’s assets to the Sponsored CC ETF in such a manner that would generate more fees for the affiliate. However, the Adviser will still seek to invest as much of the Fund’s portfolio assets into CC directly rather than through a CC ETF provided that the Fund will always have at least 40% of its assets in securities. The CC ETFs are also subject to the risks of CC, as discussed above.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, the Sub-Adviser and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser or the Fund’s other service providers, market makers, APs, the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Custodian Risk. The CC and other assets held by the Fund that operate on distributed ledger/blockchain technology can only be transferred by the person holding both the public and private keys to the digital wallet in which the asset is held. The Fund’s custodian that custodies the Fund’s digital assets is in control of the private keys for each of the Fund’s digital wallets. In the event such custodian loses sole control of the private keys (e.g., through a data breach or hack), the Fund’s digital assets held by such custodian could be lost.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific investments, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•ETF Risks. The Fund is an ETF and may invest in other ETFs. As a result, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on The Nasdaq Stock Market, LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•ETP Risk. ETP shares trade like ETFs on a securities exchange. The price of an ETP is derived from and based upon the value of its underlying assets or investments. However, shares of ETPs trade at market prices, not NAV, which means they may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of ETP is similar to the risk involved in the purchase or sale of an ETF, except that the pricing mechanism for ETP is based on a basket of the ETP’s investments and cash. Thus, the risks of owning an ETP generally reflect the risks of owning the underlying investment and cash that the ETP holds. Certain ETPs have a relatively limited history of operations. Because certain ETPs are relatively new products, their shares may have a lack of liquidity, which could result in the market price of the ETP shares being more volatile than the underlying portfolio of investments and cash. Disruptions in the markets for CC could result in losses on investment in

ETPs. In addition, an actual trading market may not develop for ETP shares and the listing exchange may halt trading of ETP’s shares. ETPs may be subject to management fees and other fees that may increase their costs versus the costs of owning the underlying investments directly. The Fund will indirectly bear its proportionate share of management fees and other expenses that are charged by an ETP in addition to the management fees and other expenses paid by the Fund. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETPs.
If the process of creation and redemption of baskets for the ETPs encounters any unanticipated difficulties, the possibility for arbitrage transactions by APs intended to keep the price of the shares closely linked to the price of the CC may not exist and, as a result, the price of the shares may fall or otherwise diverge from NAV. The liquidity of the shares may also be affected by the withdrawal from participation of APs. Security threats to the ETP account at the custodian could result in the halting of the ETP’s operations and a loss of the ETP’s assets or damage to the reputation of the ETP, each of which could result in a reduction in the value of the Fund’s Shares. The price used to calculate the value of the ETP’s CC may be volatile, adversely affecting the value of the Shares. If the ETP’s custodian agreement is terminated or its custodian fails to provide services as required, the ETP may need to find and appoint a replacement custodian, which could pose a challenge to the safekeeping of the ETP’s CC, and the ETP’s ability to continue to operate may be adversely affected. Loss of a critical banking relationship for, or the failure of a bank used by, the ETP’s prime execution agent could adversely impact the ETP’s ability to create or redeem baskets, or could cause losses to the ETPs. An ETP may suspend the issuance of shares at any time which will impact the price of shares of an ETP, resulting in a significant difference (premium/discount) between the ETP’s market price and its NAV. Additionally, the Fund may be unable to transact in the shares of the ETP at an acceptable price, and, therefore, the Fund may be unable to achieve its investment objective.
•Exposure Concentration Risk. It is currently expected that the Fund will derive a significant amount of its exposure to the price performance of CC as a result of investing directly in CC ETFs. As a result, the Fund’s performance will be highly dependent on the performance of the CC ETFs. If shares of the CC ETFs were to be delisted or lose their entire value, Shares would also be expected to suffer a loss of value. The Fund’s strategy makes the Fund extremely susceptible to issuer-specific events relating to the CC ETFs that may not necessarily affect the CC market more broadly. This inherently makes an investment in the Fund riskier than an investment in a fund that provides more diversified exposure. In the event that there is an issue regarding the CC ETFs’ ability to acquire, dispose of, or maintain proper custody of CC, the Fund’s returns will be negatively impacted.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting, and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including the impact of the COVID-19 pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions, and the threat of and/or actual imposition of tariffs by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.

•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Correlation Risk. The performance of the Fund will not, and is not intended to, correlate exactly to the performance of CC and will vary somewhat due to factors such as fees and expenses of the Fund, transaction costs, regulatory restrictions, and active management of the Fund’s portfolio.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Reverse Repurchase Agreements Risk. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at an agreed upon price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. The Fund may enter into reverse repurchase agreements with a limited number of counterparties, which may further expose the Fund to the risk that a counterparty may be unwilling or unable to sell back the investment contemplated by such arrangement or otherwise to meet its contractual obligations.
•Staking Risk. When a CC ETF in which the Fund invests stakes CC, the CC is subject to the risks attendant to staking generally, such as illiquidity, reliance on third-party service providers, slashing, missed rewards, and validator problems and errors. Staking requires that the CC ETF in which the Fund invests lock up the staked CC, meaning that the CC ETF in which the Fund invests cannot sell or transfer the staked CC during the time when the CC is locked up (the “lock-up period”). The lock-up period may be longer than anticipated based on network activity. In addition, during the lock-up period, the CC ETF in which the Fund invests is subject to the market price volatility of CC, and it may miss opportunities to sell the staked CC during opportune times. Staking CC may involve the risk of slashing and concentration risk. Slashing is a penalty imposed on network validators for actions that threaten the blockchain’s integrity. For example, slashing can result from isolated validator mistakes, malicious activity, coordinated attacks, software bugs, or provider failures. Slashing serves as an enforcement mechanism to ensure network resilience, but correlated slashing events can be catastrophic. Penalties can scale aggressively, potentially leading to a significant loss of staked principal. Concentration risks associated with staking include staking activities occurring through a concentrated group of software providers and cloud infrastructure providers. There are generally five major staking software providers, and over-allocating to validators using the same software increases the risk of a single issue impacting a large amount of staked assets. Similarly, complications in specific cloud regions (i.e., a particular geographical area where a cloud provider’s data centers are located) can create outages that impact validators. Such complications may include, but are not limited to, compliance and regulatory issues, security breaches such as ransomware threats and attacks, data breaches, and malicious actors, and cloud network and infrastructure performance issues (e.g., network latency and service outages). Staked CC is also subject to security breaches, network downtime or attacks, smart contract vulnerabilities, and validator or custodian failure or compromise, which can result in a complete loss of the staked CC or a loss of any rewards. The loss of the staked CC (either in whole or partially) during the staking period will have a material adverse effect on the Fund.
•Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate, or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the Fund shareholders would likely suffer decreased investment returns.
•Tax Risk. As a RIC, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the Code. The income of the Fund from direct CC and certain CC ETPs is not expected to generate qualifying income for purposes of the “Qualifying Income Requirement” (as described more fully in the section titled “Federal Income Taxes” in the SAI). To the extent the Fund invests directly in CC and certain CC ETPs, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the Qualifying Income Requirement necessary for the

Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the Qualifying Income Requirement, or may not be able to accurately predict the non-qualifying income from these investments.
The Fund may gain most of its exposure to CC through its investment in the Subsidiary, which may invest directly in CC-related investments. In order for the Fund to qualify as a RIC under Subchapter M of the Code, the Fund must, among other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income” for purposes of the Qualifying Income Requirement. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to CC-related investments within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities, or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities, or currencies and, accordingly, expects its “Subpart F” income attributable to its investment in the Subsidiary to be treated as “qualifying income.” The Fund generally will be required to include in its own taxable income the “Subpart F” income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax. The Adviser will carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary to comply with the “Diversification Requirement,” as described in more detail in the SAI.
The extent to which the Fund invests in CC and certain CC ETPs may be limited by the Qualifying Income Requirement and the Diversification Requirement, which the Fund must continue to satisfy to maintain its status as a RIC. The Fund intends to enter into reverse purchase agreements to facilitate compliance with the Diversification Requirement. There are no assurances that the IRS will agree with the Fund’s application of the Diversification Requirement to its holdings. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. The Fund’s failure to comply with the requirements for qualification as a RIC could have significant negative tax consequences to Fund shareholders. In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees (“Board”) may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure. The tax treatment of CC or certain CC ETPs may be affected by future regulatory or legislative changes that could affect the character, timing, and/or amount of the Fund’s taxable income or gains and distributions.
•Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
•Volatility Risk. The value of certain of the Fund’s investments, including commodities futures, is subject to market risk. Market risk is the risk that the value of the investments to which the Fund is exposed will fall, which could occur due to general market or economic conditions or other factors.
•Whipsaw Markets Risk. The Fund may be subject to the forces of “whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse. “Whipsaw” describes a situation where a security’s price is moving in one direction but then quickly pivots to move in the opposite direction. Such market conditions could cause substantial losses to the Fund.

Performance
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.21shares.com.
Management

Investment Adviser:	Teucrium Investment Advisors, LLC
Investment Sub-Adviser:	21Shares US LLC
Portfolio Managers:	Springer Harris, Joran Haugens and Christopher Small, each Portfolio Managers of the Adviser, and Andres Valencia, Executive Vice President of Investment Management and Jad Haj Ali, Director and Portfolio Manager, each at the Sub-Adviser, are jointly and primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager has served as a Portfolio Manager of the Fund since its inception in April, 2026.
Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.21shares.com.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is held in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.